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                                                                   EXHIBIT 10.27

                          UNITED NATURAL FOODS, INC.
                                 260 LAKE ROAD
                          DAYVILLE, CONNECTICUT 06241

                                                As of July 1, 1997

FLEET CAPITAL CORPORATION
200 Glastonbury Boulevard
Glastonbury, Connecticut 06033

     Re:  Second Amendment to Amended and Restated Loan Agreement
          -------------------------------------------------------
Ladies and Gentlemen:

     Reference is made to the Amended and Restated Loan and Security Agreement dated February 20, 1996 as amended by a First Amendment thereto dated as of March 1, 1997 ("Loan Agreement") and all promissory notes, mortgages, guaranties, agreements, documents and instruments entered into by United Natural Foods, Inc., Mountain People's Warehouse Incorporated, Natural Retail Group, Inc., Rainbow Natural Foods, Inc., and Nutrasource, Inc. (collectively, the "Borrowers") and any other person or obligor pursuant thereto (collectively, the "Loan Documents") with or for the benefit of Fleet Capital Corporation ("Lender"). Except as otherwise defined herein, capitalized terms used herein shall have the meanings given them in the Loan Agreement. This Second Amendment to Loan Agreement is referred to as the "Second Amendment". Background. The Borrowers have requested that the
                             ----------
     Lender agree to amend the Loan Agreement to make certain modifications and amendments to the covenants set forth in Section 8 thereof. Subject to the satisfaction of the terms and conditions hereof, Lender and Borrowers have agreed that the Loan Agreement shall be amended as follows:

                       Amendments to the Loan Agreement.
                       --------------------------------

Section 8.2.1 of the Loan Agreement is deleted in its entirety and the following provision is inserted in place thereof:

     "8.2.1 Mergers; Consolidations; Acquisitions. Merge or consolidate or
            -------------------------------------
     permit any Subsidiary or New Subsidiary of Borrowers to merge or consolidate, with any Person (except for mergers or consolidations among the Borrowers or mergers or consolidations of Subsidiaries or New Subsidiaries with a Borrower or Borrowers); nor acquire or permit any of its Subsidiaries to acquire all or any substantial part of the Properties or stock or securities of any Person except that Borrowers may purchase businesses in the lines of business conducted by the Borrowers which Borrowers have determined, in their reasonable business judgment, would enhance the business. operations, prospects and condition (financial or otherwise) of the Borrowers. Whether or not the Borrowers utilize Acquisition Loans pursuant to Section 1.4 hereof in connection with such acquisition, the Borrowers agree to furnish to the Lender notice and copies of any letter of intent or other memorandum of understanding and purchase documents for any acquisition they may contemplate and allow Lender and its representatives reasonable access to financial information and the assets and properties to be acquired which will, upon consummation of the acquisition, become Collateral for the Obligations. If any such acquisition is structured as the acquisition of stock or other securities of a Person to be acquired or Borrowers create a Subsidiary to make the acquisition, Borrowers shall cause such entity to enter into a guaranty of the Obligations and to grant to Lender a security interest in its assets to secure such guaranty reasonably satisfactory to the Lender. The Lender agrees to enter into confidentiality agreements with the Persons that Borrower may acquire on terms mutually agreeable to Lender and such Person."

Section 8.2.2 of the Loan Agreement is amended to add the following clause to the end of the first sentence therein:

          "and Borrowers may make loans or other advances of money between and among the Borrowers in the ordinary course of business."

Subsection 8.2.3 of the Loan Agreement is deleted in its entirety and the following is inserted in place thereof:

          "8.2.3  Total Indebtedness. Create, assume, suffer to exist, or permit
                  ------------------
     any Subsidiary of Borrowers to create, incur or suffer to exists, any Indebtedness except:

          (i)     Obligations owing to Lender;

          (ii)    obligations to pay Rentals permitted by Subsection 8.2.13; and

          (iii) Indebtedness (inclusive of the Obligations but excluding the obligations under paragraph (ii) above and the Indebtedness evidenced by the ESOP Notes) which does not result in aggregate Indebtedness for the Borrowers and their Subsidiaries taken as a whole, exceeding five times the Tangible Net Worth of the Borrowers and their Subsidiaries taken as a whole, provided that at all times each Borrower shall remain Solvent and such other Indebtedness shall not be secured by a Lien (other than Permitted Purchase Money Indebtedness
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secured by Liens permitted under subsection 8.2.5(iv)).

Section 8.2.6 is hereby deleted in its entirety and the following is inserted in place thereof:

          "8.2.6  Subordinated Debt. Issue or enter into any agreement to issue
                   ----------------
     Subordinated Debt except upon terms and provisions relating to the maturity and repayment thereof and terms relating to the subordination of payment thereof to the Obligations, in each case reasonably acceptable to the Lender.

               Section 8.2.8 is hereby deleted in its entirety.

  Section 8.2.16 is hereby amended to delete the following from clause (a) thereof "New Subsidiaries in connection with the opening of retail stores" and by inserting the following in lieu thereof "Borrowers and their Subsidiaries".

Section 8.2.18 is hereby deleted in its entirety and the following is inserted in place thereof:

          "8.2.18 Subsidiaries.  Hereafter create any Subsidiary except as
                  ------------
     provided in subsections 1.4 or 8.2.1 hereof."

               Section 8.2.21 is hereby deleted in its entirety.

                        Representations and Warranties.
                        ------------------------------

          To induce Lender to enter into this Second Amendment, each Borrower warrants, represents and covenants to Lender that:

          (a)  Organization and Qualification. Each Borrower is a corporation
               ------------------------------
duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation. Each Borrower is duly qualified or is authorized to do business and is in good standing as a foreign corporation or limited liability company in all states and jurisdictions in which the failure of such Borrower to be so qualified would have a material adverse effect on the financial condition, business or properties of the Borrower.

          (b)  Corporate Power and Authority. Each Borrower is duly authorized
               -----------------------------
and empowered to enter into, execute, deliver and perform this Second Amendment and this Second Amendment has been duly authorized by all necessary corporate action and does not and will not (i) require any consent or approval of the shareholders or members of a Borrower; (ii) contravene any Borrower's charter, by-laws or operating agreement; (iii) violate, or cause Borrower to be in default under, any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award in effect having applicability to any Borrower; (iv) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which any Borrower is a party or by which Borrower's Properties may be bound or affected; or (v) result in, or require, the creation or imposition of any Lien (other than Permitted Liens) upon or with respect to any of the Properties now owned or hereafter acquired by Borrower.

          (c)  Legally Enforceable Agreement. This Second Amendment is a legal,
               -----------------------------
valid and binding obligation of each Borrower, enforceable against each Borrower in accordance with its respective terms.

          (d)  No Material Adverse Change. Since the date of the last financial
               --------------------------
statements provided by the Borrower to the Lender, there has been no material adverse change in the condition, financial or otherwise, of any Borrower as shown on the Consolidated balance sheet as of such date and no change in the aggregate value of Equipment and real property owned by Borrowers, except changes in the ordinary course of business, none of which individually or in the aggregate has been materially adverse.

          (e)  Continuous Nature of Representations and Warranties. Each
               ---------------------------------------------------
representation and warranty contained in the Loan Agreement and the other Loan Documents remains accurate, complete and not misleading in any material respect on the date of this Second Amendment, except for representations and warranties that explicitly relate to an earlier date and changes in the nature of any Borrower's business or operations that would render the information in any exhibit attached thereto either inaccurate, incomplete or misleading, so long as such changes were disclosed in the Form S-1 Registration Statement of UNF as filed with the Securities and Exchange Commission on September 4, 1996, as amended, or Lender has
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consented to such changes or such changes are expressly permitted by the Loan
Agreement.

                             Conditions Precedent.
                             --------------------

          Notwithstanding any other provision of this Second Amendment or any of the other Loan Documents, and without affecting in any manner the rights of Lender under the other sections of this Second Amendment, this Second Amendment shall not be effective as to Lender unless and until each of the following conditions has been and continues to be satisfied:

          (a)  Documentation. Lender shall have received, in form and substance
               -------------
satisfactory to Lender and its counsel, a duly executed copy of this Second Amendment with such additional documents, instruments and certificates as Lender and its counsel shall require in connection therewith, all in form and substance satisfactory to Lender and its counsel.

          (b)  No Default.  No Default or Event of Default shall exist except as
               ----------
previously disclosed to and consented to by Lender.

          (c)  No Litigation. Except as previously disclosed to and consented to
               -------------
by Lender, no action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or legislative body to enjoin, restrain or prohibit, or to obtain damages in respect of, or which is related to or arises out of the Loan Agreement or this Second Amendment or the consummation of the transactions contemplated thereby or hereby.

                        Acknowledgment of Obligations.
                        -----------------------------

          Each Borrower hereby (1) reaffirms and ratifies all of the promises, agreements, covenants and obligations to Lender under or in respect of the Loan Agreement and other Loan Documents as amended hereby and (2) acknowledges that it is unconditionally liable for the punctual and full payment of all Obligations, including, without limitation, all charges, fees, expenses and costs (including reasonable attorneys' fees and expenses) under the Loan Documents, as amended hereby, and that it has no defenses, counterclaims or setoffs with respect to full, complete and timely payment and performance of all Obligations.

                            Confirmation of Liens.
                            ---------------------

          Each Borrower acknowledges, confirms and agrees that the Loan Documents, as amended hereby, are effective to grant to Lender duly perfected, valid and enforceable first priority security interests and liens in the Collateral described therein and that the locations for such Collateral specified in the Loan Documents have not changed. Borrower further acknowledges and agrees that all Obligations of Borrower are and shall be secured by the Collateral.

                                Miscellaneous.
                                -------------

          Except as set forth herein, the undersigned confirms and agrees that the Loan Documents remain in full force and effect without amendment or modification of any kind. Each Borrower hereby acknowledges its obligation to pay to Lender's reasonable attorneys' fees and costs incurred in connection with this Second Amendment, as set forth in the Loan Agreement. The execution and delivery of this Second Amendment by Lender shall not be construed as a waiver by Lender of any Default or Event of Default under the Loan Documents. This Second Amendment, together with the Loan Agreement and other Loan Documents, constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior dealings, correspondence, conversations or communications between the parties with respect to the subject matter hereof. This Second Amendment and the transactions hereunder shall be deemed to be consummated in the State of Connecticut and shall be governed by and interpreted in accordance with the laws of that state. This Second Amendment and the agreements, instruments and documents entered into pursuant hereto or in connection herewith shall be "Loan Documents" under and as defined in the Loan Agreement.

     Executed under seal on the date set forth above.

ATTEST:                                     UNITED NATURAL FOODS, INC.
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/s/ John F. Breggia                         By: /s/ Steven Townsend
-----------------------------               ------------------------------------
                                                Name: Steven Townsend
                                                     ---------------------------
                                                Title: Chief Financial Officer
                                                      --------------------------

ATTEST:                                     MOUNTAIN PEOPLE'S WAREHOUSE, INC.


/s/ Ginny Feth-Michel                       By: /s/ Kevin Michel
-----------------------------                  ---------------------------------
                                                Name: Kevin Michel
                                                     ---------------------------
                                                Title: CFO / Treasurer
                                                      --------------------------
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ATTEST:                                     NATURAL RETAIL GROUP, INC.


/s/ John F. Breggia                         By: /s/ Steven Townsend
-----------------------------                  ---------------------------------
                                                Name: Steven Townsend
                                                     ---------------------------
                                                Title: Chief Financial Officer
                                                      --------------------------

ATTEST:                                     NUTRASOURCE, INC.


/s/ Ginny Feth-Michel                       By: /s/ Kevin Michel
-----------------------------                  ---------------------------------
                                                Name: Kevin Michel
                                                     ---------------------------
                                                Title: CFO / Treasurer
                                                      --------------------------

ATTEST:                                     RAINBOW NATURAL FOODS, INC.


/s/ John F. Breggia                         By: /s/ Steven Townsend
-----------------------------                  ---------------------------------
                                                Name: Steven Townsend
                                                     ---------------------------
                                                Title: Chief Financial Officer
                                                      --------------------------


Accepted in Glastonbury, Connecticut
on September 2, 1997

FLEET CAPITAL CORPORATION


By: /s/ Howard Handman
   --------------------------
    Name: Howard Handman
         --------------------
     Title: Vice President
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